                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))


                             LXR BIOTECHNOLOGY INC.
                (Name of Registrant as Specified In Its Charter)

              _____________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

      2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

      4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

      5) Total fee paid:
         _______________________________________________________________________

[ ]   Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         _______________________________________________________________________

      2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

      3) Filing Party:
         _______________________________________________________________________

      4) Date Filed:
         _______________________________________________________________________

                                  May 9, 1997

To Our Stockholders:

        You are cordially invited to attend the 1997 Annual Meeting of Stockholders of LXR Biotechnology Inc. to be held at the Company's offices at 1401 Marina Way South, Richmond, California, on Wednesday, June 11, 1997, at 10:00 a.m. P.D.T.

        The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

        It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

        We look forward to seeing you at the meeting.

                                    Sincerely,

                                    Eugene Eidenberg
                                    Chairman of the Board
                                      of Directors

                             LXR BIOTECHNOLOGY INC.
                              1401 MARINA WAY SOUTH
                           RICHMOND, CALIFORNIA 94804
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LXR Biotechnology Inc. (the "Company") will be held at the Company's offices located at 1401 Marina Way South, Richmond, California, on Wednesday, June 11, 1997, at 10:00 a.m. P.D.T. for the following purposes:

     1. To elect five directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

               Eugene Eidenberg         Mark J. Tomei
               Donald H. Picker, Ph.D.  Jack H. Watson, Jr.
               L. David Tomei, Ph.D.

     2. To consider and vote upon a proposal to amend the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 800,000 shares, from 1,049,850 shares to 1,849,850 shares.

     3. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Company for the current fiscal year.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 22, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                    By Order of the Board of Directors



                                    Mark J. Tomei
                                    Chief Financial Officer and Secretary
Richmond, California
May 9, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                             LXR BIOTECHNOLOGY INC.
                              1401 MARINA WAY SOUTH
                           RICHMOND, CALIFORNIA 94804
                                   -----------

                                 PROXY STATEMENT
                                   -----------

                                  MAY 9, 1997



     The accompanying proxy is solicited on behalf of the Board of Directors of LXR Biotechnology Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices located at 1401 Marina Way South, Richmond, California, on Wednesday, June 11, 1997, at 10:00 a.m. P.D.T. (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on April 22, 1997 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on April 22, 1997, the Company had 21,780,175 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed or delivered to stockholders on or about May 9, 1997. The Company's annual report for the fiscal year ended December 31, 1996 is also enclosed with this Proxy Statement.

                          VOTING RIGHTS; REQUIRED VOTE

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date, and do not have cumulative voting rights.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposal No. 2 (a proposal to amend the Company's 1993 Stock Option Plan to increase the number of shares reserved for issuance thereunder) and Proposal No. 3 (a proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997) require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such proposals. Abstentions will be counted towards a quorum and have the same effect as a negative vote with respect to Proposal Nos. 2 and 3. In the event that a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, such "broker non-votes" will also be counted towards a quorum but will not be counted for any purpose in determining whether a proposal has been approved. All votes will be tabulated by the inspector of elections appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes.

                             SOLICITATION OF PROXIES

     The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                             REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     At the Meeting, stockholders will elect members of the Company's Board of Directors (the "Board") to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until any such director's earlier resignation or removal. The size of the Board is presently set at five members. Accordingly, five nominees will be elected at the Meeting to be the five directors of the Company. Shares represented by the accompanying proxy will be voted for the election of the five nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

DIRECTORS/NOMINEES

     The names of the nominees and certain information about them are set forth below:

                                                                                       DIRECTOR
     NAME OF NOMINEE       AGE                PRINCIPAL OCCUPATION                       SINCE
     ---------------       ---                --------------------                       -----
Eugene Eidenberg(1)(2)     57    Independent Consultant                                   1994

Donald H. Picker, Ph.D.    51    President and Chief Operating Officer of the Company     1996

L. David Tomei, Ph.D.      52    Chief Executive Officer of the Company                   1996

Mark J. Tomei              40    Chief Financial Officer and Secretary of the Company     1992

Jack H. Watson, Jr.(1)(2)  58    Attorney, private practice                               1994

----------
(1)  Current member of the Audit Committee.
(2)  Current member of the Compensation Committee.

     Eugene Eidenberg has been Chairman of the Board of Directors since October 1994. Mr. Eidenberg is currently Senior Advisor to The Carlyle Group of Washington D.C. and an Advisory Director at the investment banking firm of Hambrecht & Quist LLC in San Francisco. In addition, he is a consultant to MCI Communications Corporation of Washington D.C. and a director of Global Village Communications, Inc. of Sunnyvale, California. Mr. Eidenberg held senior positions in the federal government, serving as Secretary to the Cabinet and Assistant to the President during the Carter Administration. Mr. Eidenberg has a B.A. in political science from the University of Wisconsin and M.A. and Ph.D. degrees in political science from Northwestern University.

     Donald H. Picker, Ph.D. has been the Company's President and Chief Operating Officer since October 1996. Dr. Picker was Chief Operating Officer of Corvas International, Inc., a biotechnology company, from March 1996 to June 1996. Prior to that, Dr. Picker served as Senior Vice President, Research & Development, at Genta, Inc., an antisense technology company, from November 1991 to February 1996. Dr. Picker also held a senior management position at

Johnson Matthey, Inc., a biopharmaceutical company, from 1983 to 1991. Dr. Picker received a B.S. in chemistry from Brooklyn Polytechnic Institute and a Ph.D. in organic chemistry from the State University of New York at Albany.

     L. David Tomei, Ph.D. has been Chief Executive Officer of the Company since November 1995 and a director since January 1996. From November 1995 until October 1996, Dr. Tomei was President of the Company. From July 1995 to November 1995, Dr. Tomei was Acting President and Chief Executive Officer of the Company. Dr. Tomei served as Executive Vice President, Cell Biology of the Company from September 1992 to July 1995, and was a director of the Company from October 1992 until April 1993. Before joining the Company, Dr. Tomei was a research scientist at Ohio State University from September 1981 until October 1992. Dr. Tomei received a B.S. in biology and philosophy from Canisius College, an M.S. in biochemistry from the State University of New York, Roswell Park Memorial Institute Division, and a Ph.D. in biochemical pharmacology from the State University of New York at Buffalo. He is the brother of Mark J. Tomei.

     Mark J. Tomei has been Chief Financial Officer of the Company since April 1993 and Secretary and a director of the Company since September 1992. Mr. Tomei was Chief Operating Officer of the Company from December 1993 until October 1996. Mr. Tomei was also Chairman of the Board of Directors of the Company from September 1992 until December 1993. Mr. Tomei was a Senior Vice President of Prudential Securities Inc., an investment banking and brokerage firm, from May 1989 through January 1994. Mr. Tomei continues to be employed by Prudential Securities, Inc. and acts as a consultant to the Company in his capacity as a director and officer. Mr. Tomei has a B.S. in business administration from the State University of New York at Buffalo. He is the brother of L. David Tomei.

     Jack H. Watson, Jr. has been a director of the Company since October 1994. He has been a partner with Long, Aldridge & Norman for the last 15 years and is the firm's Senior Litigation Partner and Resident Managing Partner at the firm's Washington, D.C. office. Mr. Watson was Assistant to the President and White House Chief of Staff during the Carter Administration. He currently chairs the Georgia Commission on Dispute Resolution for the Georgia Supreme Court. Mr. Watson also serves as a member of the Board of Directors for the Franklin D. Roosevelt Presidential Library and the Franklin and Eleanor Roosevelt Institute in New York and as Vice Chairman and Trustee of the Milton S. Eisenhower Foundation in Washington, D.C. Mr. Watson has a B.A. in English literature from Vanderbilt University and a J.D. degree from Harvard Law School.

                 THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board met six times, including telephone conference meetings, during 1996, and acted by written consent five times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

     Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

     Messrs. Eidenberg and Watson are the current members of the Company's Audit Committee. The Audit Committee met once during 1996. The Audit Committee reviews the Company's accounting practices, internal control systems and Securities and Exchange Commission ("SEC") filings. The Audit Committee also meets with the Company's outside auditors concerning the scope and terms of their engagement and the results of their audits.

     Messrs. Eidenberg and Watson are the current members of the Company's Compensation Committee. The Compensation Committee met twice during 1996 by telephone conference call and acted by written consent four times. The Compensation Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company's 1993 Stock Option Plan and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

EXECUTIVE OFFICERS

     The names of the present executive officers of the Company and certain information about them are set forth below:

NAME OF EXECUTIVE OFFICER                 AGE                 PRINCIPAL OCCUPATION
-------------------------                 ---                 --------------------
L. David Tomei, Ph.D.                      52    Chief Executive Officer

Donald H. Picker, Ph.D.                    51    President and Chief Operating Officer

Mark J. Tomei                              40    Chief Financial Officer and Secretary

Shelli J. Geer, C.P.A.                     32    Vice President, Finance and Administration

Ian C. Bathurst, Ph.D.                     47    Vice President, Manufacturing & Process Development

Michael C. Kiefer, Ph.D.                   44    Vice President, Molecular Biology

Samuil R. Umansky, M.D., Ph.D., D.Sc.      55    Vice President, Molecular Pharmacology

Additional information with respect to Ms. Geer and Drs. Bathurst, Kiefer and Umansky is set forth below. Information with respect to L. David Tomei, Ph.D., Donald H. Picker, Ph.D. and Mark J. Tomei is set forth above under "Directors/Nominees."

     Shelli J. Geer was appointed the Company's Vice President, Finance and Administration in October 1996. Ms. Geer had been the Company's Controller since September 1994. Prior to joining the Company, Ms. Geer was an accountant with KPMG Peat Marwick LLP since July 1988, most recently as Audit Manager. Ms. Geer received a B.S. in Business Administration from California State University at Chico and is a Certified Public Accountant in the State of California.

     Ian C. Bathurst, Ph.D., was appointed Vice President, Manufacturing and Process Development and Regulatory and Clinical Affairs Coordinator of the Company in January 1996. From September 1992 to January 1996, Dr. Bathurst served as Director of Protein Chemistry at the Company. Prior to joining the Company, Dr. Bathurst was a Senior Scientist at Chiron from February 1986 until August 1992. During his tenure at Chiron, Dr. Bathurst was instrumental in the production of a number of biopharmaceuticals that were introduced into human clinical trials. Dr. Bathurst has published over 50 scientific articles in the field of clinical protease inhibition, and in the biotechnology and immunology of infectious diseases. Dr. Bathurst received a M.Phil. from the University of Leeds and a Ph.D. from the University of London, and was Scientific Officer at Christchurch Clinical School of Medicine, New Zealand.

     Michael C. Kiefer, Ph.D., was appointed Vice President, Molecular Biology of the Company in January 1996. He served as Senior Scientist of the Company from March 1993 to February 1995 and as a Director of Molecular Biology from March 1995 to January 1996. Prior to joining the Company, Dr. Kiefer was a Senior Scientist at Chiron, where he worked on the molecular biology of bone growth and differentiation factors and related processes from July 1987 to March 1993. Dr. Kiefer has published over 60 articles in the area of molecular biology. Dr. Kiefer received a B.S. in zoology and a Ph.D. in biochemistry from the University of California at Davis.

     Samuil R. Umansky, M.D., Ph.D., D.Sc., was appointed Vice President, Molecular Pharmacology in January 1996. From February 1993 to January 1996, he served as Director of Cell Biology. Prior to joining the Company, Dr. Umansky was a professor at the Institute of Biological Physics, the USSR Academy of Science from 1968 to 1993. In 1987, Dr. Umansky was awarded the Soviet State Prize for his work in the field of radiation treatment induced cell death and is recognized internationally for his research on apoptosis. He is a founder of the USSR Radiobiological Society and a member of the Radiological Scientific Council of the USSR Academy of Sciences. Dr. Umansky has published numerous articles in both Soviet and Western journals, including the first description of apoptosis-related DNA fragmentation. Dr. Umansky holds an M.D., a Ph.D., and a Doctorate of Science in radiation biology from the highest committee of

Attestation of Scientists, awarded on the basis of his studies at the Institute of Biological Physics, the USSR Academy of Science.

        PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO 1993 STOCK OPTION PLAN

     Stockholders are being asked to approve an amendment to the Company's 1993 Stock Option Plan (the "Stock Option Plan") to increase the number of shares of Common Stock reserved for issuance under the Stock Option Plan by 800,000 shares (representing less than 5% of the Company's outstanding Common Stock), from 1,049,850 shares to 1,849,850 shares. The Board believes that adding shares to the Stock Option Plan is in the best interests of the Company because it will permit the Company to continue to attract and retain quality employees by providing them with appropriate equity incentives and to remain competitive in the industry.

     The Stock Option Plan was adopted by the Board in May 1993 and approved by the Company's stockholders in August 1993. In April 1995, the Board amended the Stock Option Plan to increase the number of shares of the Company's Common Stock authorized for issuance under the Stock Option Plan from 449,850 to 749,850, and the Company's stockholders approved the amendment at the 1995 Annual Meeting of Stockholders in June 1995. In February 1996, the Board amended the Stock Option Plan to increase the number of shares of the Company's Common Stock authorized for issuance thereunder from 749,850 to 1,049,850, and the Company's stockholders approved that amendment at the 1996 Annual Meeting of Stockholders in June 1996. In February 1997, the Board amended the Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,049,850 to 1,849,850, subject to stockholder approval.

     Set forth below is a summary of the principal features of the Stock Option Plan, which summary is qualified in its entirety by reference to the terms and conditions of the Stock Option Plan. The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Stock Option Plan. Any such request should be directed as follows: Secretary, LXR Biotechnology Inc., 1401 Marina Way South, Richmond, California 94804; telephone number (510) 412-9100; facsimile (510) 412-9109.

        PURPOSE. The purpose of the Stock Option Plan is to provide equity incentives to assist the Company in recruiting and retaining qualified employees, officers, directors, consultants, independent contractors and advisers by granting to such persons options to purchase shares of the Company's Common Stock.

        NUMBER OF SHARES. The maximum number of shares that may be issued pursuant to options granted under the Stock Option Plan is 1,849,850 shares, with 800,000 of such shares subject to stockholder approval of this Proposal No. 2.

        ADMINISTRATION. The Stock Option Plan provides that it may be administered by the Board or a committee appointed by the Board. Currently, the Stock Option Plan is administered by the Compensation Committee, the members of which are appointed by the Board. The Compensation Committee currently consists of Eugene Eidenberg and Jack H. Watson, Jr., who are members of the Board and are "non-employee directors" as that term is defined in the rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than as disclosed in this Proxy Statement, members of the Compensation Committee have no material relationships with the Company, its employees or its affiliates. Subject to the terms of the Stock Option Plan, the Committee determines the optionees, the number of shares subject to each option, the exercise prices, the exercise periods and the dates of grants; provided, however, that the Committee has delegated to the Company's Chief Executive Officer certain limited authority with respect to the grant of options to persons who are not (a) officers or directors of the Company or (b) persons whose transactions in the Company's Common Stock are subject to Section 16(b) of the Exchange Act. The Committee also has the authority to construe and interpret any of the provisions of the Stock Option Plan or any options granted thereunder. Such interpretations are binding on the Company and on the optionees. Since grants under the Stock Option Plan are made at the discretion of the Committee or the Chief Executive Officer, future grants under the Stock Option Plan are not determinable. Options may be granted under the Stock Option Plan until May 2003.

        ELIGIBILITY. All employees, officers, directors, consultants, independent contractors and advisers of the Company or any parent, subsidiary or affiliate of the Company are eligible to receive option grants under the Stock Option Plan. At the last reported headcount on April 2, 1997, approximately 58 employees were eligible to receive options under the Stock Option Plan.

     An optionee may hold more than one option granted under the Stock Option Plan. Both incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs") may be granted under the Stock Option Plan. The Stock Option Plan limits the aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which ISOs are exercisable for the first time by the optionee during any calendar year to not more than $100,000. There is no similar limit on NQSOs granted under the Stock Option Plan.

        TERMS OF THE OPTIONS AND THE STOCK OPTION PLAN.

               Vesting. Subject to the provisions of the Stock Option Plan, the Committee may determine the vesting schedule of each option and other terms and conditions of exercisability under the Stock Option Plan. Options granted under the Stock Option Plan on or after March 11, 1996 generally vest as to 25% of the shares after one year and as to 2.083% of the shares monthly thereafter for three additional years. Options granted under the Stock Option Plan before March 11, 1996 generally vest as to 20% of the shares after one year and as to 1.667% of the shares monthly thereafter for four additional years.

               Exercise Period. Options granted under the Stock Option Plan must be exercised within ten years of the option grant date (or such shorter time as may be specified in the grant evidencing the option), except that an ISO granted to a person owing ten percent or more of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (a "Ten Percent Stockholder") must be exercised within five years of the option grant date (or such shorter time as may be specified in the grant evidencing the option).

               Exercise Price. The Committee, or Chief Executive Officer, as applicable, determines the exercise price of each option granted under the Stock Option Plan. The exercise price must be at least equal to the Fair Market Value (as defined in the Stock Option Plan and determined as the closing price of the Company's Common Stock on the American Stock Exchange on the last trading day before the date of grant) per share of the Company's Common Stock on the date the option is granted, except that the exercise price of an option granted to a Ten Percent Stockholder must be at least equal to 110% of the fair market value per share on the date of grant. On April 2, 1997, the Fair Market Value of the Company's Common Stock was $2.00 per share.

               Payment of Exercise Price. To exercise an option, the optionee must deliver to the Company an executed exercise notice and full payment for the shares being purchased. With respect to all options under the Stock Option Plan as currently in effect, payment may be made in cash or, where approved by the Committee in its sole discretion and where permitted by law, by other specified forms of payment.

        TERMINATION OF OPTIONS. Under the Stock Option Plan, if an optionee's association with the Company is terminated for any reason other than death or disability, any outstanding option, to the extent (and only to the extent) that it was exercisable on the date of such termination, may be exercised by the optionee within the 90 days after such termination (or such shorter time as may be specified in the grant evidencing the option), but in no event later than the expiration date of the option. A longer exercise period may apply in the event of termination of an optionee's association with the Company because of the optionee's death or disability. If an option granted pursuant to the Stock Option Plan expires or terminates for any reason without being exercised in whole or in part, the shares thereby released from such option will again become available for grant and purchase under other options subsequently granted under the Stock Option Plan.

        ADJUSTMENT OF OPTION SHARES. If the Company issues additional securities to raise capital or otherwise where consideration is received for the shares, no adjustment is required in the number of shares or the exercise price per share for outstanding options under the Stock Option Plan. If the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the Company's assets are distributed, without consideration, to the stockholders of the Company in a spin-off or similar transaction, the number of shares of Common Stock available for option grants under the Stock Option Plan and the number of shares and the exercise price per share for each outstanding option will be proportionately adjusted, subject to any required action by the Board or stockholders of the Company.

        ASSUMPTION OR SUBSTITUTION OF OPTIONS; EXPIRATION OF OPTIONS NOT ASSUMED OR SUBSTITUTED. Under the Stock Option Plan, in the event of (i) a merger or consolidation in which the Company is not the surviving corporation (with certain exceptions), (ii) a dissolution or liquidation of the Company, (iii) the sale of substantially all of the assets of the Company, or (iv) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for an acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding options may be assumed or replaced by the successor corporation. In the alternative, the successor corporation may substitute an equivalent option or provide substantially similar consideration to optionees as was provided to stockholders (after taking into account the existing provisions of the optionee's options, such as the exercise price and the vesting schedule). The successor corporation may also issue, in place of outstanding shares of the Company held by an optionee as a result of the exercise of an option that is subject to repurchase, substantially similar shares or other property subject to similar repurchase restrictions no less favorable to the optionee. In the event such successor corporation, if any, refuses to assume or substitute options, as described above, pursuant to a transaction described above, or there is no successor corporation, and if the Company is ceasing to exist as a separate corporate entity, the options will expire on a date at least 20 days after the Board gives written notice to the optionee specifying the terms and conditions of such termination.

        AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. The Committee may amend or terminate the Stock Option Plan at any time and in any respect, including modifying the form of the grant or the exercise notice, except that the Committee cannot increase the number of shares available under the Stock Option Plan (except by operation of the provisions of the Stock Option Plan) or change the class of persons eligible to receive options under the Stock Option Plan without the approval of the stockholders of the Company. No amendment of the Stock Option Plan may adversely affect any outstanding option or unexercised portion thereof without the optionee's written consent.

        OUTSTANDING OPTIONS UNDER THE STOCK OPTION PLAN. The following information with respect to outstanding options under the Stock Option Plan is provided as of April 2, 1997. A total of 59 persons held options under the Stock Option Plan to purchase an aggregate of 976,670 shares of Common Stock, with a weighted average exercise price of $2.1155 per share, and there were 61,536 shares of Common Stock available for future grants under the Stock Option Plan. Over the term of the Stock Option Plan, the following Named Executive Officers (as defined in "Executive Compensation," below) have been granted options to purchase shares of Common Stock under the Stock Option Plan: L. David Tomei, Ph.D., 360,000 shares; Mark J. Tomei, 65,000 shares; Ian C. Bathurst, Ph.D., 21,000 shares; Michael C. Kiefer, Ph.D., 32,000 shares; and Samuil R. Umansky, M.D., Ph.D., D.S.C., 48,500 shares. Current executive officers as a group (including Donald H. Picker, Ph.D.) have been granted options to purchase 712,500 shares. Current directors who are not executive officers as a group have been granted options to purchase 5,000 shares. All employees as a group, other than executive officers, have been granted options to purchase 230,836 shares. The outstanding options under the Stock Option Plan expire from 2003 to 2007 (subject to earlier termination if an optionee's relationship with the Company terminates).

        NEW PLAN BENEFITS. The amounts of future option grants under the Stock Option Plan to (i) the Company's Chief Executive Officer, (ii) the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of fiscal 1996, (iii) all current executive officers as a group, (iv) all current directors who are not executive officers as a group, and (v) all employees, including all officers who are not executive officers, as a group, are not determinable because, under the terms of the Stock Option Plan, such grants are made in the discretion of the Committee or its designees. Future option exercise prices under the Stock Option Plan are not determinable because they are based upon the fair market value of the Company's Common Stock on the date of grant.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH PARTICIPATION IN THE STOCK OPTION PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. THIS INFORMATION MAY NOT BE APPLICABLE TO PARTICIPANTS WHO ARE NOT RESIDENTS OF THE UNITED STATES. ALL PARTICIPANTS HAVE BEEN AND ARE ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK OPTION PLAN.

        ISOS. The optionee will recognize no income upon the grant of an ISO and incur no tax on its exercise (unless the optionee is subject to the alternative minimum tax ("AMT")). If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the optionee disposes of the ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

        ALTERNATIVE MINIMUM TAX. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is currently 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

        NQSOS. The optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise (in most cases) and the optionee's purchase price. The included amount will be treated as ordinary income by the optionee and may be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the optionee's salary). Under the Omnibus Budget Reconciliation Act of 1993, the required flat federal withholding rate is 28%. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

        TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the exercise of an NQSO by a domestic optionee to the extent that the optionee recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of the ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

        ERISA INFORMATION. The Company believes that the Stock Option Plan is not subject to any of the provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                   OF THE AMENDMENT TO THE STOCK OPTION PLAN.


                   PROPOSAL NO. 3 - RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

     The Company has selected KPMG Peat Marwick LLP as its independent accountants to perform the audit of the Company's financial statements for 1997, and the stockholders are being asked to ratify such selection. Representatives of KPMG Peat Marwick LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                   OF THE SELECTION OF KPMG PEAT MARWICK LLP.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 2, 1997, with respect to the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) each Named Executive Officer and (iv) all directors and executive officers as a group.

                                                                  AMOUNT AND
                                                                   NATURE OF
        NAME AND ADDRESS OF                                       BENEFICIAL      PERCENT OF
          BENEFICIAL OWNER                                        OWNERSHIP(1)     CLASS(%)
          ----------------                                        ------------     --------
Kenneth R. McGuire(2)                                               4,008,284        18.4%
   3000 North Clybourn, Hanger 34
   Burbank, CA 91505

L. David Tomei, Ph.D.(3)                                              425,208         1.9

Mark J. Tomei(4)                                                      398,750         1.8

Ian Bathurst, Ph.D.(5)                                                 94,600           *

Eugene Eidenberg (6)                                                   42,166           *

Michael Kiefer, Ph.D.(7)                                               32,450           *

Jack H. Watson, Jr.(8)                                                 30,916           *

Samuil Umansky, M.D., Ph.D., D.Sc.(9)                                  15,975           *

Donald H. Picker, Ph.D.(10)                                                --           *

All directors and executive officers as a group (9 persons) (11)    1,046,805         4.8

----------
*    Represents less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Based on the Amended Schedule 13D filed with the SEC on April 2, 1997 by Kenneth R. McGuire. Includes a warrant for 8,000 shares of Common Stock held by Mr. McGuire that is immediately exercisable.

(3) Includes 40,000 shares held by Guarantee Trust Co. TTEEFBO L.D. Tomei and 215,208 shares subject to options exercisable within 60 days. Also includes 1,284 shares subject to the Company's right to repurchase such shares at the original purchase price paid by Dr. Tomei in the event that Dr. Tomei's relationship with the Company is terminated. The Company's repurchase right lapses as to 1,420 shares per month. Dr. Tomei is Chief Executive Officer and a director of the Company.

(4) Includes 3,410 shares subject to the Company's right to repurchase such shares at the original purchase price paid by Mr. Tomei in the event that Mr. Tomei's relationship with the Company is terminated. The Company's repurchase right lapses as to 3,545 shares per month. Also includes 8,750 shares subject to options exercisable within 60 days, and 24,948 and 25,714 shares held by Mr. Tomei as custodian for the benefit of Frances F. Tomei and Andrew R. Tomei, respectively, Mr. Tomei's minor children. Mr. Tomei is the Chief Financial Officer, Secretary and a director of the Company.

(5) Includes 709 shares subject to the Company's right to repurchase such shares at the original purchase price paid by Dr. Bathurst in the event that Dr. Bathurst's relationship with the Company is terminated. The Company's repurchase right lapses as to 709 shares per month. Also includes 2,100 shares subject to options exercisable within 60 days. Dr. Bathurst is Vice President, Manufacturing and Process Development of the Company.

(6) Includes 7,166 shares subject to options exercisable within 60 days. Also includes 35,000 shares held of record by the E. Eidenberg and A.C. Martin Revocable Trust. Mr. Eidenberg is a director of the Company.

(7) Includes 3,096 shares subject to the Company's right to repurchase such shares at the original purchase price paid by Dr. Kiefer in the event that Dr. Kiefer's relationship with the Company is terminated. The Company's repurchase right lapses as to 284 shares per month. Also includes 5,950 shares subject to options exercisable within 60 days. Dr. Kiefer is Vice President, Molecular Biology of the Company.

(8) Includes 5,916 shares subject to options exercisable within 60 days. Mr. Watson is a director of the Company.

(9) Includes 15,975 shares subject to options exercisable within 60 days. Dr. Umansky is Vice President, Molecular Pharmacology of the Company.

(10) Dr. Picker is President and Chief Operating Officer of the Company.

(11) Includes the shares stated to be subject to options exercisable within 60 days in footnotes (3)-(9). Also includes the shares stated to be subject to the Company's right to repurchase in footnotes (3), (4), (5) and (7).

                             EXECUTIVE COMPENSATION

        The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company and its subsidiary during each of 1994, 1995 and 1996 by (i) the Company's Chief Executive Officer and (ii) the Company's most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of 1996 and whose individual aggregate annual salary and bonus exceeded $100,000 (the persons referred to in clauses (i) and (ii) above are collectively referred to as the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE


                                                                                LONG TERM
                                                    ANNUAL COMPENSATION    COMPENSATION AWARD
                                                    -------------------    ------------------
                                                                               SECURITIES
                                                                               UNDERLYING
NAME AND PRINCIPAL POSITION                  YEAR    SALARY($)     BONUS($)     OPTIONS(#)
---------------------------                  ----    ---------     --------     ----------
L. David Tomei, Ph.D. (1)                    1996    $186,921     $80,000(1)     165,000
Chief Executive Officer                      1995     145,000          --        110,000
                                             1994     145,000          --             --


Mark J. Tomei                                1996     145,000      76,000         40,000
Chief Financial Officer and Secretary        1995     145,000          --         25,000
                                             1994     145,000          --             --


Ian C. Bathurst, Ph.D                        1996     104,370       3,300         15,000
Vice President, Manufacturing and Process    1995      92,472          --          6,000
Development                                  1994      85,778          --             --


Michael C. Kiefer, Ph.D                      1996      97,103       3,300         15,000
Vice President, Molecular Biology            1995      84,000          --         17,000
                                             1994      77,813          --             --


Samuil R. Umansky, M.D., Ph.D., D.Sc.,       1996      97,103       3,300         15,000
Vice President, Molecular Pharmacology       1995      83,869          --         25,000
                                             1994      76,553          --             --

----------
(1) Includes $40,000 paid in 1996 in connection with services rendered in 1995.

        Donald H. Picker, Ph.D. joined the Company in October 1996 as President and Chief Operating Officer. In 1996, Dr. Picker received a salary of $48,606 and a bonus of $15,000. In addition, he received options to purchase a total of 310,000 shares of the Company's Common Stock. See "Compensation and Severance Agreements" below.

                               OPTION INFORMATION

     The following table sets forth further information regarding individual grants of stock options during fiscal 1996 to each Named Executive Officer. All such options were granted pursuant to the Stock Option Plan.

                          OPTION GRANTS IN FISCAL 1996

                               INDIVIDUAL GRANTS

                             NUMBER OF          PERCENT OF TOTAL
                       SECURITIES UNDERLYING    OPTIONS GRANTED
                         OPTIONS GRANTED        TO EMPLOYEES IN     EXERCISE PRICE   EXPIRATION
NAME                          (#)(1)            FISCAL 1996(2)         ($/SH)(3)       DATE(4)
----                          ------            --------------         ---------       -------
L. David Tomei, Ph.D .....    125,000                 N/A               $4.125 (5)    03/10/06
                              125,000                18.0%               2.125 (5)    03/10/06
                               40,000                 5.8                2.125        07/15/06

Mark J. Tomei ............     40,000                 5.8                2.125        07/15/06

Ian C. Bathurst, Ph.D ....     15,000                 2.2                2.125        07/15/06

Michael C. Kiefer, Ph.D ..     15,000                 2.2                2.5625       08/07/06

Samuil R. Umansky, M.D.,
Ph.D., D.Sc ..............     15,000                 2.2                2.125        07/15/06

----------
(1) Generally, options granted on or after March 11, 1996 become exercisable with respect to 25% of the shares after one year from date of grant and with respect to 2.083% of the shares for each full month thereafter that the optionee renders services to the Company.

(2) The Company granted options to purchase 693,005 shares of the Company's Common Stock to employees in 1996.

(3) Stock options are awarded with an exercise price equal to the Fair Market Value of the Company's Common Stock on the date of grant, which is defined in the Stock Option Plan as the closing price of the Company's Common Stock on the American Stock Exchange on the last trading day before the date of grant.

(4) Options generally expire ten years from the date of grant or at the time of the optionee's termination of employment or consulting relationship with the Company.

(5) On November 20, 1996, the Board of Directors approved the adjustment of the exercise price of this option from $4.125 to $2.125 per share, which was the Fair Market Value of the Company's Common Stock on such date. All other terms of the option remained the same. See "Report on Repricing of Options" below.

        In addition to the above options granted to Named Executive Officers in fiscal 1996, the Company granted options to purchase a total of 310,000 shares to Donald H. Picker, Ph.D. in October 1996, when Dr. Picker joined the Company as President and Chief Operating Officer. Such options were exercisable at $2.0625 per share, expire on October 13, 2006 and represent 44.7% of the total options granted to employees of the Company in fiscal 1996. Options to purchase 160,000 shares were granted as ISOs under the Stock Option Plan, and options to purchase 150,000 shares were granted outside of the Stock Option Plan but have the same terms as options granted under the Stock Option Plan.

        The following table sets forth certain information concerning the number and aggregate value of unexercised options held at December 31, 1996 by each Named Executive Officer. There were no option exercises during 1996 by any Named Executive Officer.

                       OPTION VALUES AT DECEMBER 31, 1996


                               NUMBER OF SECURITIES
                              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-THE-MONEY
                           OPTIONS AT FISCAL YEAR-END (#)     OPTIONS AT FISCAL YEAR-END(1)($)
NAME                        EXERCISABLE    UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
----                        -----------    -------------       -----------      -------------
L. David Tomei, Ph.D ...      165,354         194,646           $161,188            $38,812

Mark J. Tomei ..........        6,666          58,334              2,500             11,875

Ian C. Bathurst, Ph.D ..        1,600          19,400                600              3,525

Michael C. Kiefer, Ph.D         4,533          27,467              1,700              4,675

Samuil R. Umansky, M.D.,
Ph.D., D.Sc ............       13,182          35,318             16,966             13,154

----------
(1) Calculated on the basis of the closing price of the Company's Common Stock on the American Stock Exchange on December 31, 1996 ($2.25 per share).

        None of the options granted to Donald H. Picker, Ph.D. in 1996 were exercisable at December 31, 1996. The value of Dr. Picker's unexercised and unexercisable in-the-money options at December 31, 1996 was $58,125.


                         REPORT ON REPRICING OF OPTIONS

        The Board of Directors believes that stock options are a critical component of the compensation offered by the Company to promote long-term retention of key employees, recognize employee contributions to the success of the Company and remain competitive in the industry. Options are exercisable at the Fair Market Value of the Company's stock on the date of grant. The market price of the Company's Common Stock varied significantly in 1996, decreasing from a high of $7.875 in the first quarter, after the Company's January private placement of Common Stock, to a low of $2.0625 in the fourth quarter. In light of this decline in market price, and in order to continue to provide a meaningful performance incentive to the Company's Chief Executive Officer, in November 1996 the Board of Directors approved the adjustment of the exercise price of options to purchase 125,000 shares of Common Stock originally granted to L. David Tomei, Ph.D. in March 1996. As a result of the repricing, the exercise price of the options was reduced from $4.125 to $2.125, which was the Fair Market Value of the Company's Common Stock on the date of repricing. All other terms of the options remained the same.

                                    COMPENSATION COMMITTEE

                                    Eugene Eidenberg
                                    Jack H. Watson, Jr.

                            COMPENSATION OF DIRECTORS

        During 1996, Mr. Watson received $500 for one Board meeting attended in person and Mr. Eidenberg was compensated at the rate of approximately $48,000 per year for services as Board member and consultant to the Company. Dr. Tomei, Dr. Picker and Mr. Tomei did not receive any additional compensation for their services as directors. See "Executive Compensation" above for information with respect to compensation paid during 1996 to Dr. Tomei, Dr. Picker and Mr. Tomei. In addition, each director was reimbursed for actual business expenses incurred in attending each Board meeting. Each outside director also receives an annual option grant to purchase 5,000 shares of Common Stock pursuant to the Company's 1993 Directors Stock Option Plan as a result of his appointment and subsequent service as a director. Each person who becomes Chairman of the Board in the future will receive an additional, one-time option grant to purchase 10,000 shares of Common Stock as of the date such person becomes Chairman of the Board.

                      COMPENSATION AND SEVERANCE AGREEMENTS

        In October 1996, the Company entered into an employment agreement with Donald H. Picker, Ph.D., its new President and Chief Operating Officer. Under the agreement, Dr. Picker received an initial annual salary of $225,000 and one-time recruitment bonus of $15,000. Dr. Picker also received an option to purchase 310,000 shares of the Company's Common Stock. Options to purchase 160,000 shares were granted under the Stock Option Plan, and options to purchase 150,000 shares were granted outside of the Stock Option Plan but have the same terms as options granted under the Stock Option Plan. See "Option Information" above. The Company has agreed to cover Dr. Picker's relocation costs and miscellaneous expenses during a six-month transition period. Dr. Picker has agreed to reimburse the Company for all or a portion of the relocation expenses and the recruitment bonus if he voluntarily terminates his employment with the Company within two years. The Company has also agreed to provide Dr. Picker with a home loan of $175,000, which may be forgiven over an eight year period in the amount of $25,000 per year beginning December 31, 1997, subject to certain conditions. As of December 31, 1996, the Company had advanced Dr. Picker $160,000 under this agreement. The balance of the loan will become due and payable if Dr. Picker resigns or is terminated for cause. If the Company terminates Dr. Picker without cause, he will be entitled to receive severance equal to one year's salary.

        By letter agreement dated January 29, 1996, as amended, the Company entered into an employment agreement with L. David Tomei, Ph.D., the Company's Chief Executive Officer (the "Employment Agreement"). The Employment Agreement, which supersedes Dr. Tomei's previous employment agreement with the Company, has a term of three years and provides for base compensation to Dr. Tomei in the amount of $181,000, effective as of January 1, 1996. In addition, the Employment Agreement provides that Dr. Tomei will be eligible for an annual cash bonus of $40,000 based on achievement of specific annual goals established by Dr. Tomei and the Board and annual stock option awards in connection with the Board's annual review of the Company's performance. Either the Company or Dr. Tomei may terminate the Employment Agreement upon 30 days' notice. If the Company terminates the Employment Agreement without cause, Dr. Tomei is entitled to severance compensation in the amount of twice his annual compensation and his restricted stock will continue to vest for two years following the date of termination. In connection with the Employment Agreement, the Company granted Dr. Tomei a $40,000 bonus and, as of March 11, 1996, granted Dr. Tomei an option to purchase 125,000 shares of the Common Stock pursuant to the terms of the Stock Option Plan, exercisable at $4.125 per share. In November 1996, the Board of Directors increased Dr. Tomei's base compensation to $240,000 per year and approved the adjustment of the exercise price of the option granted in March 1996 from $4.125 to $2.125 per share, the Fair Market Value of the Company's Common Stock on such date. All other terms of the option remained the same. See "Report on Repricing of Options" above.

        Effective January 1, 1995, the Company entered into an Independent Consultant Agreement with Mark J. Tomei (the "Consultant Agreement"). The Consultant Agreement, which superseded Mr. Tomei's previous employment agreement with the Company, has a term of five years and provides for compensation to Mr. Tomei in the amount of $145,000 per year. The Consultant Agreement may be terminated by the Company with or without cause with ten days' notice. If the Company terminates the Consultant Agreement, Mr. Tomei is entitled to severance compensation in the amount of twice his annual compensation and his restricted stock will continue to vest for two years following the date of termination.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Board makes all decisions involving the compensation of executive officers of the Company. The Compensation Committee currently consists of the following nonemployee directors: Eugene Eidenberg and Jack H. Watson, Jr.

                              CERTAIN TRANSACTIONS

Compensation and Other Transactions with Officers and Directors

     For information concerning compensation and severance agreements between the Company and each of certain executive officers, see "Executive Compensation" and "Compensation and Severance Agreements" above.

Financing Transactions

     In December 1996, Biotechnology Investment Group, L.L.C. ("BIO"), formerly a holder of more than 5% of the Company's Common Stock, purchased 500,000 shares of the Company's Common Stock at $2.00 per share in a private placement in which Sunrise Securities Corp. acted as the placement agent ("Sunrise"). Such shares were subject to a Lock-Up Agreement with Sunrise, as described below.

     In connection with the Company's January 1996 private placement of Common Stock (the "January 1996 Private Placement"), the Company's executive officers, directors and certain holders of its Common Stock, options and/or warrants (collectively, the "Holders") entered into Lock-Up Agreements with Sunrise, the placement agent for the January 1996 Private Placement. Pursuant to the Lock-Up Agreements, the Holders agreed not to sell, pledge or otherwise transfer any Company securities owned by them as of the date of the Lock-Up Agreements or acquired by them on or before the first closing of the January 1996 Private Placement (other than shares of Common Stock purchased in the January 1996 Private Placement) without the prior written approval of Sunrise, until February 1, 1998.

     In December, 1995, the Company entered into a short-term loan agreement pursuant to which Kenneth A. McGuire, a stockholder who purchased approximately
1.5 million shares of Common Stock in the Private Placement, loaned the Company $100,000. The loan accrued interest at an annual rate of 10.5%. The Company paid the loan and accrued interest in full in January 1996. In connection with this loan, the Company issued to Mr. McGuire a warrant to purchase 8,000 shares of Common Stock at an exercise price of $2.25 per share. Mr. McGuire currently owns approximately 4 million shares of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

     In October 1995, the Company borrowed $250,000 from BIO. The note accrued interest at an annual rate of 10.5%. The Company paid the note payable and accrued interest in full in January 1996. In connection with this note, the Company issued to BIO a warrant to purchase 20,000 shares of the Company's Common Stock at a price of $2.25 per share.

Litigation-Related Matters

     The Company and/or five of its past and present directors and officers are named as defendants in three lawsuits brought on behalf of classes of persons purchasing common shares of the Company prior to September 21, 1994. These lawsuits assert claims arising out of the Company's initial public offering and subsequent trading of those shares. The Company denies any liability in connection with the litigation and has retained counsel to ensure that these suits are vigorously defended.

     Under the Company's bylaws, individual agreements and state law, the Company's current and former directors and officers may have certain rights to indemnification and defense costs in the event they are named in litigation. Four individual defendants (James D. Coombes, Ph.D. (a former Chief Executive Officer and director of the Company), Mark J. Tomei, Christopher Henney, Ph.D. (a former director of the Company) and L. Scott Minick (former President, Chief Executive Officer and director of the Company) have submitted claims for indemnity and advancement of defense costs. The Company has agreed to advance defense costs and indemnify those individuals to the extent permitted by law. In addition, in February 1997, the Company authorized advancement of defense costs in two of the suits for the fifth defendant, Mark Germain (former Chairman of the Company and a managing director of D. Blech & Company, Incorporated), subject to an undertaking by Mr. Germain to repay those amounts in the event it is later determined that he is not entitled to indemnity. A demand by the independent underwriter for contractual indemnity has been denied; such denial is subject to contest by the underwriter. The Company and the underwriter have entered into a tolling agreement whereby the Company agreed that the running of any statute of limitations applicable to claims of the underwriter against the Company would be tolled until the earlier of June 30, 1997 and the termination of the tolling agreement.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 9, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the American Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met during the Company's most recent fiscal year.

                             ADDITIONAL INFORMATION

     The Company's Annual Report for the fiscal year ended December 31, 1996 is being mailed with this Proxy Statement to stockholders of the Company.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POST-AGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                             LXR BIOTECHNOLOGY INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  June 11, 1997

The undersigned hereby appoints Eugene Eidenberg and Mark J. Tomei, or either of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of LXR Biotechnology Inc. (the "Company") to be held at 10:00 a.m. on Wednesday, June 11, 1997, at the Company's offices located at 1401 Marina Way South, Richmond, California, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

1. ELECTION OF DIRECTORS.

     [ ]      FOR all nominees listed        [ ]      WITHHOLD AUTHORITY
              below (except as indicated              to vote for all nominees
              to the contrary below)                  listed below

Nominees:         Eugene Eidenberg, Donald H. Picker, Ph.D., L. David Tomei,
                  Ph.D., Mark J. Tomei and Jack H. Watson, Jr.

Instruction:      To withhold authority to vote for any individual nominee,
                  write that nominee's name in the space provided below:



         2. AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 800,000 SHARES, FROM 1,049,850 SHARES TO 1,849,850 SHARES.

         [   ]    FOR         [   ]   AGAINST           [   ]    ABSTAIN

         3. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

         [   ]    FOR         [   ]   AGAINST           [   ]    ABSTAIN

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FIVE NOMINEES AND FOR PROPOSALS 2 AND 3.

           (Continued and to be signed and dated on the reverse side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES AND FOR PROPOSALS 2 AND 3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF LXR BIOTECHNOLOGY INC.

                                         Signature(s) of stockholder(s):

                                         Dated __________________________, 1997

                                         ______________________________________
                                         Signature (print title, if applicable)

                                         ______________________________________
                                         Signature (print title, if applicable)

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

Please check the following box if you plan to attend the meeting:  / /

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                             LXR BIOTECHNOLOGY INC.

                             1993 STOCK OPTION PLAN

                           As adopted May 20, 1993 and
                        amended through February 11, 1997




         1. PURPOSE. This 1993 Stock Option Plan ("Plan") is established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of LXR Biotechnology Inc., a Delaware corporation, (the "Company"). Capitalized terms not previously defined herein are defined in Section 17 of this Plan.

         2. TYPES OF OPTIONS AND SHARES. Options granted under this Plan (the "Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Revenue Code"), or (b) nonqualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the common stock, $0.0001 par value per share, of the Company.

         3. NUMBER OF SHARES. The aggregate number of Shares that may be issued pursuant to Options granted under this Plan is 1,849,850* Shares, subject to adjustment as provided in this Plan. "Named Executive Officers" (as that term is defined in Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act of 1934, as amended, (the "Exchange Act") shall each be eligible to receive up to an aggregate maximum of 333,333 Shares over the term of the Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

         4. ELIGIBILITY. Options may be granted to employees, officers, directors, consultants, independent contractors and advisers (provided such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. The Committee (as defined in Section 14) in its sole discretion shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option under this Plan. The Company may also, from time to time, substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in replacement of the option assumed by the Company, or (b) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option hereunder if the other company had applied the rules of this Plan to such grant.




* subject to stockholder approval

         5. TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine whether each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:


                  5.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (the "Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.


                  5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option will be delivered to Optionee with a copy of this Plan within a reasonable time after the granting of the Option.


                  5.3 Exercise Price. The exercise price of an Option shall be not less than 100% of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any Option granted to a person owning more than l0% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall not be less than 110% of the Fair Market Value of the Shares on the date the Option is granted.


                  5.4 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years from the date the Option is granted.


                  5.5 Limitations on ISOs. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such year shall be ISOs and the Options for the amount in excess of $100,000 that becomes exercisable in that year shall be NQSOs. In the event that the Revenue Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.


                  5.6 Options Non-Transferable. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of Optionee only by Optionee; provided, however, that NQSOs held by officers or directors of the Company or other persons whose transactions in the Company's common stock are subject to Section 16(b) of the Exchange Act may be transferred to such family members, trusts and charitable institutions as the Committee, in its sole discretion, shall approve at the time of the grant of such Option.


                  5.7 Assumed Options. In the event the Company assumes an option granted by another company, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Revenue Code). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section 4), such new option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.


         6.       EXERCISE OF OPTIONS.


                  6.1 Notice. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.


                  6.2 Payment. Payment for the Shares may be made in cash (by check) or, where approved by the Committee in its sole discretion and where permitted by law: (a) by cancellation of indebtedness of the Company to the Optionee; (b) by surrender of shares of common stock of the Company having a Fair Market Value equal to the applicable exercise price of the Options that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of the Securities and Exchange Commission ("SEC") Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Optionee in the open public market; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

                  6.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

                  6.4 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following:

                           6.4.1 If Optionee ceases to be employed by the
Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, Optionee may exercise such Optionee's Options to the extent (and only to the extent) that they would have been exercisable upon the date of termination, within ninety (90) days after the date of termination (or such shorter time period as may be specified in the Grant).

                           6.4.2 If Optionee's employment with the Company or
any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of Optionee or disability of Optionee, Optionee's Options may be exercised to the extent (and only to the extent) that they would have been exercisable by Optionee on the date of termination, by Optionee (or Optionee's legal representative) within twelve (12) months after the date of termination (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Options; provided that in the event of termination due to disability, other than as defined in Section 22(a)(3) of the Internal Revenue Code, as amended, any ISO which remains exercisable after 90 days after the date of termination shall be deemed a NQSO.

                           6.4.3 The Committee shall have discretion to
determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated.

                           6.4.4 In the case of an Optionee who is a director,
independent consultant or adviser, the Committee will have the discretion to determine whether Optionee is "employed by the Company or any Parent, Subsidiary or Affiliate of the Company" pursuant to the foregoing Sections.

                           6.4.5 The Committee may specify a reasonable minimum
number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Optionee from exercising the full number of Shares as to which the Option is then exercisable.

                           6.4.6 An Option shall not be exercisable unless such
exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), all applicable state securities laws and the requirements of any stock exchange or national market system upon which the Shares may then be listed, as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

         7. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Grant a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party. Further, at the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Grant a right to repurchase a portion of or all Shares held by an Optionee upon Optionee's termination of employment or service with the Company or a Parent, Subsidiary or Affiliate of the Company, for any reason within a specified time as determined by the Committee at the time of grant at Optionee's original purchase price, the Fair Market Value of such Shares or a price determined by a formula or other provision set forth in the Grant.

         8. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Revenue Code. The Committee shall have the power to reduce the exercise price of outstanding Options without the consent of Optionees by a written notice to the Optionees affected; provided, however, that the exercise price per Share may not be reduced below the minimum exercise price that would be permitted under Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the exercise price; and provided that the exercise price per Share may not be reduced below the par value per Share.

          9. STOCK OWNERSHIP; FINANCIAL STATEMENTS. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. However, the Company shall provide to each Optionee, during the period for which Optionee has one or more Options outstanding, copies of the financial statements of the Company, consisting of, at a minimum, a balance sheet and an income statement, at least annually. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assume their access to equivalent information.

         10. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

         11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the stockholders of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per Share of such Options shall be proportionately adjusted, subject to any required action by the Board of Directors (the "Board") or stockholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded up to the nearest whole number, as determined by the Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

         12.      ASSUMPTION OF OPTIONS BY SUCCESSORS.

                  12.1 Assumption or Substitution. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation, or other transaction in which there is no substantial change in the stockholders of the corporation and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Optionees), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Options may be assumed or replaced by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute an equivalent option or provide substantially similar consideration to Optionees as was provided to stockholders (after taking into account the existing provisions of Optionee's options, such as the exercise price and the vesting schedule). The successor corporation may also issue, in place of outstanding shares of the Company held by Optionee as a result of the exercise of an Option that is subject to repurchase, substantially similar shares or other property subject to similar repurchase restrictions no less favorable to Optionee.

                  12.2 Expiration. In the event such successor corporation, if any, refuses to assume or substitute Options, as provided above, pursuant to a transaction described in Section 12.1 above, or there is no successor corporation, and if the Company is ceasing to exist as a separate corporate entity, the Options shall, notwithstanding any contrary terms in the Grant, expire on (and, in the case of a transaction described in Subsection 12.1(a) above, if the Company has reserved to itself a right to repurchase Shares issued on exercise of Options at the original purchase price of such Shares, such right shall terminate on), a date at least 20 days after the Board gives written notice to Optionees specifying the terms and conditions of such termination.

                  12.3 Additional Provisions. Subject to the foregoing provisions of this Section 12, in the event of the occurrence of any transaction described in Section 12.1, any outstanding Option shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction".

         13. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of the Company. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. Upon the effective date of the Plan, the Board may grant Options pursuant to this Plan; provided that, in the event that Stockholder approval is not obtained within the time period provided herein, all Options granted hereunder shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the Stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such Stockholder approval is not obtained.

         14. ADMINISTRATION. This Plan may be administered by the Board or a committee appointed by the Board (the "Committee"). If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two
(2) members of the Board, all of whom are Outside Directors. As used in this Plan, references to the "Committee" shall mean either the committee appointed by the Board to administer this Plan or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option. The Committee may delegate to officers of the Company the authority to grant Options under this Plan to Optionees who are not officers or directors of the Company or other persons whose transactions in the Company's common stock are subject to Section 16(b) of the Exchange Act.

         15. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years after the date on which this Plan is adopted by the Board.

         16. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan in any respect including (but not limited to) amendment of any form of grant, exercise agreement or instrument to be executed pursuant to this Plan; provided, however, that the Committee shall not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Revenue Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

         17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

                  17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                  17.4 "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for common stock of the Company on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Committee shall deem appropriate) or, in the event the common stock of the Company is listed on a stock exchange or on the Nasdaq National Market, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Committee shall deem appropriate).

                  17.5 "Outside Director" shall mean any director who is not (i) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company, (ii) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (iii) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or
(iv) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) is defined in regulations promulgated under Section 162(m) of the Revenue Code, "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.



                                      ####

                             LXR BIOTECHNOLOGY INC.

                           FORM OF STOCK OPTION GRANT


Optionee:                           ____________________________________________

Address:                            ____________________________________________

                                    ____________________________________________

Total Shares Subject to Option:     ____________________________________________

Exercise Price per Share:           ____________________________________________

Date of Grant:                      ____________________________________________

Expiration Date:                    ____________________________________________

Type of Option:                     [     ]   Incentive Stock Option
                                    [     ]   Nonqualified Stock Option

         1. GRANT OF OPTION. LXR Biotechnology Inc., a Delaware corporation (the "Company"), hereby grants to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of common stock $0.0001 par value per share, of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Stock Option Grant (this "Grant") and the Company's 1993 Stock Option Plan, as amended to the date hereof (the "Plan"). If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Revenue Code"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

         2. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall become exercisable as to portions of the Shares as follows: (a) This Option shall not be exercisable with respect to any of the Shares until __________, 199__ (the "First Vesting Date"); (b) if Optionee has been continuously employed by the Company within the meaning of
Section 4 below at all times during the time period beginning on the Date of Grant set forth above and ending on the First Vesting Date, then on the First Vesting Date this Option shall become exercisable as to ______ percent (_____%) of the Shares; and (c) thereafter this Option shall become exercisable as to an additional ________ percent (______%) of the Shares on the ________ day of each month following the First Vesting Date if Optionee has remained continuously employed by the Company at all times on or prior to the relevant vesting date; provided that Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company's common stock greater than the "Total Shares Subject to Option" indicated above. Notwithstanding anything herein to the contrary, this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date; and provided further that this Option must become exercisable as to at least 20% of the Shares for each full year since the Date of Grant.

         3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act and all applicable state securities laws as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's common stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

         4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be employed by the Company or any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, an Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under Section 2 and this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant or adviser to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

                  4.1 Termination Generally. If Optionee ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within ninety (90) days after the Termination Date, but in no event later than the Expiration Date.

                  4.2 Death or Disability. If Optionee's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of Optionee or the disability of Optionee, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

                  4.3 No Right to Employment. Nothing in the Plan or this Grant shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

         5.       MANNER OF EXERCISE.

                  5.1 Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

                  5.2 Exercise Price. Such notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check) or, where approved by the Committee in its sole discretion and where permitted by law: (a) by cancellation of indebtedness of the Company to Optionee; (b) by surrender of shares of common stock of the Company having a Fair Market Value equal to the exercise price of the Option that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Optionee in the open public market; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

                  5.3 Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

                  5.4 Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee, Optionee's legal representative or Optionee's donee.

         6. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO within (a) the date two years after the Date of Grant, or (b) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed, Optionee shall immediately notify the Company in writing of such disposition.

         7. NONTRANSFERABILITY OF OPTION. If this Option is an ISO, then this Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. Otherwise, this Option may only be transferred (a) pursuant to a qualified domestic relations order as defined by the Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or (b) to Optionee's immediate family, to a trust for the benefit of Optionee or Optionee's immediate family, or to a charitable entity qualified under Revenue Code Section 501(c), where "immediate family" shall mean spouse, lineal descendant or antecedent, brother or sister. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         8. TAX CONSEQUENCES. Set forth below is a brief summary as of the date this form of Grant was adopted of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  8.1 Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject Optionee to an alternative minimum tax liability in the year of exercise.

                  8.2 Exercise of Nonqualified Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  8.3 Disposition of Shares. In the case of an NQSO, if Shares are held for more than one year before disposition, any gain on disposition of the Shares will be treated as long- term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares are held for more than one year after the date of exercise and more than two years after the Date of Grant, any gain on disposition on the Shares will be treated as long-term capital gain for federal and California income tax purposes. If Shares acquired pursuant to an ISO are disposed of within such one year or two year periods (a "disqualifying disposition"), gain on such disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price (the "Spread"), or, if less, the difference between the amount realized on the sale of such Shares and the Exercise Price. Any gain in excess of the Spread shall be treated as capital gain.

         9. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Company's Board of Directors or the Committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on Optionee.

         10. ENTIRE AGREEMENT. The Plan and the Stock Option Exercise Agreement attached as Exhibit A are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                              LXR BIOTECHNOLOGY INC.



                              By:_______________________________________________

                              Title:____________________________________________






                                   ACCEPTANCE

         Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.


                         _____________________________
                                    Optionee

                                    EXHIBIT A


                             LXR BIOTECHNOLOGY INC.
                             1993 STOCK OPTION PLAN
                    FORM OF STOCK OPTION EXERCISE AGREEMENT


I hereby elect to purchase the number of shares of Common Stock, $0.0001 par value per share, as set forth below:

Optionee:_________________________________     Number of Shares Purchased:__________________
Social Security Number:___________________     Purchase Price per Share:____________________
Address:__________________________________     Aggregate Purchase Price:____________________
                                               Date of Option Grant:________________________
Type of Option: [ ] Incentive Stock Option     Exact Name of Title to Shares:_______________
                [ ] Nonqualified Stock Option  _____________________________________________
                                               _____________________________________________

         Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Grant, as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $__________, receipt of which is acknowledged by the Company;

[ ] by delivery of _________ fully-paid, nonassessable and vested shares of the common stock of the Company owned by Optionee for at least six
         (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $________ per share;

[ ] by cancellation of indebtedness of the Company to Optionee in the amount of $_________;

[ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $___________;

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $_________; or


[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $___________.

         TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

         ENTIRE AGREEMENT. The Plan and Grant are incorporated herein by reference. This Exercise Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by Delaware law except for that body of law pertaining to conflict of laws.


Date:_________________________               ______________________________
                                             Signature of Optionee